Fees Summary	Nov. 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,184,606,112
Previously Paid Amount	0
Total Fee Amount	163,594.11
Total Offset Amount	0
Net Fee	$ 163,594.11